SUMMARY OF EARNINGS RESULTS Third Quarter 2018 We intend to invest in properties leased to blue chip tenants and/or companies with investment grade credit ratings. There is no guarantee all of our properties will be leased to blue chip tenants or companies with investment grade credit ratings. Blue chip companies are well-known and respected publicly traded companies that typically make up the Dow Jones or S&P 500 Index group of companies. Blue chip and investment grade descriptions are those of either tenants and/or guarantors with investment grade credit ratings or whose non-guarantor parent companies have investment grade credit ratings or, in management's belief, equivalent ratings. THIS IS NEITHER AN OFFER TO SELL NOR A SOLICITATION OF AN OFFER TO BUY THE SECURITIES DESCRIBED HEREIN. AN OFFERING IS MADE ONLY BY THE PROSPECTUS. THIS MATERIAL MUST BE READ IN CONJUNCTION WITH THE PROSPECTUS IN ORDER TO UNDERSTAND FULLY ALL OF THE IMPLICATIONS AND RISKS OF THE OFFERING OF SECURITIES TO WHICH IT RELATES. A COPY OF THE PROSPECTUS MUST BE MADE AVAILABLE TO YOU IN CONNECTION WITH THIS OFFERING. NO OFFERING IS MADE TO NEW YORK RESIDENTS EXCEPT BY A PROSPECTUS FILED WITH THE DEPARTMENT OF LAW OF THE STATE OF NEW YORK. NEITHER THE SECURITIES AND EXCHANGE COMMISSION, THE ATTORNEY GENERAL OF THE STATE OF NEW YORK NOR ANY OTHER STATE SECURITIES REGULATOR HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THE PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. AN INVESTMENT IN GRIFFIN 2Q’2017CAPITAL ESSENTIAL EARNINGS ASSET REIT CALL II, INC. PRESENTATION INVOLVES A HIGH DEGREE OF RISK AND THERE CAN BE NO ASSURANCE THAT THE INVESTMENT OBJECTIVES OF THISFOR PROGRAM FINANCIAL WILL BE ADVISORATTAINED. USE ONLY. NOT FOR INVESTOR USE. |

Conference Call Agenda TOPIC SPEAKER Introduction and Portfolio Characteristics Michael Escalante | President & Director Portfolio Update Michael Escalante | President & Director Financial Performance Review Javier Bitar | Chief Financial Officer Questions & Answers Michael Escalante and Javier Bitar GRIFFIN CAPITAL 2

Portfolio Characteristics September 30, 2018 December 31, 2017 Total Capitalization (1) $1.26 billion $1.25 billion Total Acquisition Value $1.12 billion $1.12 billion Number of Properties 27 27 Number of Buildings 35 35 Size of Portfolio (square feet) 7.3 million 7.3 million Occupied/Leased (based on portfolio square feet) 100% 100% Percentage of Cash Flow from Investment Grade Tenants (2) 75.8% 82.7% Weighted Average Remaining Lease Term (Years) 9.6 10.3 Weighted Average Remaining Loan Maturity (Years) (3)(4) 7.8 3.5 Current Weighted Average Debt Rate (4)(5) 3.81% 3.13% (1) Total capitalization includes the outstanding debt balance (excluding deferred financing costs and premium/discounts), plus total equity raised and issued, including limited partnership units issued by Griffin Capital Essential Asset Operating Partnership II, L.P. and shares issued pursuant to the DRP, net of redemptions. (2) Investment grade designations are those of either tenants, non-guarantor parents and/or guarantors with investment grade or what management believes are generally equivalent ratings. The decrease in investment grade tenants is related to Wyndham becoming a sub-investment grade tenant during 2018, which contributes approximately 6.9% of NOI. (3) The weighted average remaining loan maturities for the Company's fixed-rate and variable-rate debt are 8.75 and 4.74 years, respectively. Including the effect of interest rate swaps, the weighted average remaining loan maturities for the Company's fixed-rate and variable-rate debt are 7.91 and 4.74 years, respectively. (4) The increase in the weighted average remaining loan maturity and current weighted average debt rate is a result of the BofA/KeyBank loan executed on April 27, 2018 and the amended and restated credit agreement executed on June 28, 2018. (5) The current weighted average debt rate includes the effect of one interest rate swap with a total notional amount of $100.0 million and excludes the effect of deferred financing costs. GRIFFIN CAPITAL 4

Portfolio Characteristics (cont’d) September 30, 2018 December 31, 2017 Weighted Average Annual Rent Increase (1) 2.4% 2.4% Total Real Estate, Net $1.1 billion $1.1 billion Total Assets $1.2 billion $1.2 billion Total Debt $0.5 billion $0.5 billion Total Equity Raised (including DRP), Net of Redemptions $0.8 billion $0.8 billion Sponsor Equity Commitment (2) $4.5 million $4.5 million Ratios: Fixed Charge Coverage (Quarter to Date) (3) 3.70 4.39 Interest Coverage (Quarter to Date) (4) 3.70 4.39 Debt to Total Capitalization 39.0% 38.9% Debt to Total Real Estate Acquisition Value 43.7% 43.2% NASAA (5) 72.8% 72.5% (1) Weighted average rental increase is based on the remaining term of the lease at acquisition date. Rental increase may differ based on the full lease term, which is from the original commencement date. (2) Represents investments by the principals and certain affiliates of Griffin Capital Company, LLC (excluding DRP and OP shares). (3) Fixed charge coverage is the ratio of principal amortization for the period plus interest expense as if the corresponding debt were in place at the beginning of the period plus preferred unit distributions, if any, as if in place at the beginning of the period over adjusted EBITDA. See reconciliation of net income/(loss) to adjusted EBITDA and coverage ratios in the earnings release filed on November 14, 2018. (4) Interest coverage is the ratio of interest expense as if the corresponding debt was in place at the beginning of the period to adjusted EBITDA. See reconciliation of net income/(loss) to adjusted EBITDA and coverage ratios in the earnings release filed on November 14, 2018. (5) Limitation: No greater than 300% of net assets. Net assets, as defined by NASAA, is total assets (other than intangibles) at cost before deducting depreciation or other non-cash reserves less total liabilities. GRIFFIN CAPITAL 5

Portfolio Characteristics* National Diversification as of September 30, 2018 18 21 5 13 14 4 12 8 17 6 18 7 13 16 19 *Logos shown are those of tenants, lease guarantors, or non-guarantor parent companies at our properties. * Logos shown are those of tenants, lease guarantors, or non-guarantor parent companies at our properties. GRIFFIN CAPITAL 7

Portfolio Concentration As of September 30, 2018 Tenant Business Diversity Griffin Capital management makes a Consumer Services: 16.6% conscious effort to achieve (2) diversification by tenant industry as All Others: 4.8% Griffin Capital Essential Asset REIT II’s Pharmaceuticals, Biotechnology portfolio grows. As of September 30, Utilities: 13.4% 2018, our analysis segmented Griffin & Life Sciences: 3.7% Capital Essential Asset REIT II’s portfolio into 13 industry groups(1), the largest of Transportation: 4.1% which, Consumer Services, accounted for approximately 16.6% of net rental Consumer Durables and revenue. Apparel: 4.2% Energy: 5.3% Capital Goods: 13.3% Banks: 7.2% Technology Hardware & Retailing: 7.4% Equipment: 12.5% Diversified Financials: 7.5% (1) Based on the 2016 Global Industry Classification Standard (GICS). (2) Consists of revenue concentration by industry less than 3.5% as follows: Insurance (3.4%) and Automobiles & Components (1.4%). GRIFFIN CAPITAL 8

Portfolio Concentration As of September 30, 2018 GEOGRAPHIC DISTRIBUTION ASSET ALLOCATION (By % of Net Rent) (By % of Net Rent) Ohio: 12.8% Office: 76.5% (2) All Others: 11.7% Illinois: 11.3% North Carolina: 3.5% Oregon: 4.2% California: 11.2% Texas: 5.3% Alabama: 10.9% (1) Nevada: 8.9% Arizona: 9.6% New Jersey: 10.6% Industrial: 23.5% (1) Includes escrow proceeds of approximately $0.1 million to be received during the 12-month period subsequent to September 30, 2018. (2) All others represent less than 3.5% of total net rent on an individual basis. GRIFFIN CAPITAL 9

Portfolio Concentration As of September 30, 2018 CREDIT CONCENTRATION (By % of Net Rent) (1) Investment Grade: 75.8% Sub-Investment Grade: 24.2% (1) Investment grade descriptions are those of either tenants, guarantors, and/or non-guarantor parents with investment grade ratings or what management believes are generally equivalent ratings. GRIFFIN CAPITAL 10

Strong Tenant Profile - Top 10 Tenants As of September 30, 2018 Top Tenants % of Portfolio(1) Ratings (2) 10.9% A- 7.5% A2(3) 7.4% AA- (4) 7.2% A+(5) 6.9% BB+(6) 6.1% BB+ 5.8% AA- (1) Based on net rental payment. (2) Represents S&P ratings of tenants, guarantors, or 5.5% BB non-guarantor parent entities, unless otherwise noted. (3) Represents Moody’s Rating. (7) (4) Represents net rental revenue 5.3% IG7 on the two Bank of America properties. (5) Represents Fitch Rating. 4.2% AA- (6) Represents Egan-Jones Rating. (7) Represents Bloomberg Rating. TOTAL 66.8% GRIFFIN CAPITAL 11

Net Asset Value As of September 30, 2018 Set forth below are the components of our daily NAV as of September 30, 2018 and June 30, 2018 calculated in accordance with our valuation procedures (in thousands, except share and per share amounts)(1): As of September 30, 2018 As of June 30, 2018 Gross Real Estate Asset Value $ 1,225,400 $ 1,219,280 Other Assets, net 11,567 18,252 Mortgage Debt (490,055) (490,055) NAV $ 746,912 $ 747,477 Total Shares Outstanding 77,620,432 77,783,486 NAV per share(2) $ 9.62 $ 9.61 (1) For additional detail on assumptions used and risk factors associated with our daily NAV, see our Form 10-K filed on March 9, 2018 and our Form 10-Q filed on November 9, 2018. (2) Our NAV per share as of September 30, 2018 was as follows: $9.68 for Classes T and S, $9.67 for Classes D and I, and $9.62 for each of Classes A, AA, and AAA. Our NAV per share as of June 30, 2018 for each share class was as follows: $9.66 for Class T, $9.65 for Class S, $9.64 for Classes D and I, and $9.61 for each of Classes A, AA, and AAA. Each class of shares may have a different NAV per share because certain expenses and fees differ with respect to each share class. GRIFFIN CAPITAL 12

Financial Performance (dollars in thousands, except per share amounts) Nine Months Ended September 30, Three Months Ended September 30, 2018 2017 2018 2017 Total Revenue $ 79,799 $ 79,882 $ 26,713 $ 27,349 Net Income Attributable to Common Stockholders $ (430) $ 9,585 $ (756) $ 3,098 Net Income Attributable to Common Stockholders Per Share, Basic and Diluted $ (0.01) $ 0.13 $ (0.01) $ 0.04 Adjusted EBIDTA (per unsecured credit facility agreement) (1) $ 50,906 $ 46,119 $ 17,381 $ 15,667 FFO (2) $ 32,901 $ 42,290 $ 10,475 $ 14,332 AFFO (3) $ 28,530 $ 30,955 $ 8,401 $ 10,311 Distributions: (4) Cash Distributions $ 15,498 $ 14,436 $ 5,363 $ 4,937 Distribution Reinvestment Plan (DRP) 16,422 16,546 5,452 5,618 Total Distributions $ 31,920 $ 30,982 $ 10,815 $ 10,555 (1) See reconciliation of net income/(loss) to adjusted EBITDA and coverage ratios in the earnings release filed on November 14, 2018. (2) FFO reflects distributions paid to noncontrolling interests. (3) Beginning with the three months ended March 31, 2018, the Company is using Adjusted Funds from Operations (“AFFO”) as a non-GAAP financial measure to evaluate the Company's operating performance. The Company previously used Modified Funds from Operations as a non-GAAP measure of operating performance. See reconciliation of AFFO in the earnings release filed on November 14, 2018. No adjustments were required to the prior periods for this change. (4) Represents distributions paid and declared to common stockholders only. GRIFFIN CAPITAL 14

Performance Report

As of September 30, 2018

GRIFFIN CAPITAL ESSENTIAL ASSET REIT II

	Ticker	Cumulative Total Return as of September 30, 2018 (%)[1]	
		Nine Months Ended September 30, 2018	Since Commencement of Follow-On Offering September 20, 2017
Class T[2]	ZGEATX	4.99	7.27
Class S[2]	ZGEASX	4.99	7.17
Class D	ZGEADX	5.58	7.99
Class I	ZGEAIX	5.78	8.27
Class A[3]	ZGEAAX	5.36	7.77
Class AA[3]	ZGEAQX	5.36	7.77
Class AAA[3]	ZGEAPX	5.36	7.77
FTSE NAREIT Equity REITs Index TR [(4) (5)]		1.81	3.23

(1) All returns assume reinvestment of distributions pursuant to the REIT's distribution reinvestment plan and assume shares are purchased at the net asset value per share at the beginning of the applicable period. Historical returns do not guarantee future results.

(2) Returns for Class T and S shares use a load-waived share and do not reflect applicable selling commissions of up to 3.0% and 3.5% of the purchase price for Class T and S shares, respectively, and dealer manager fees of up to 0.5% of the purchase price for Class T shares.

(3) The REIT previously offered Class A, T, and I shares in its initial public offering, the primary portion of which terminated January 20, 2017. On September 20, 2017, the REIT commenced its follow-on offering and Class T and Class I shares sold in the IPO were reclassified as "Class AA" and "Class AAA", respectively. Currently, Class A, AA, and AAA shares are only sold pursuant to the REIT's distribution reinvestment plan.

(4) An investment cannot be made directly in an index, which is unmanaged and has returns that do not reflect any trading, management, or other costs.

(5) The FTSE NAREIT US Real Estate Index Series is designed to present investors with a comprehensive family of REIT performance indexes that spans the commercial real estate space across the US economy. The FTSE NAREIT Equity REITs index contains all Equity REITs not designated as Timber REITs or Infrastructure REITs. (Source: Bloomberg).

GRIFFIN CAPITAL 15

Debt Maturity Schedule (including effect of interest rate swap) As of September 30, 2018 (dollars in thousands) Statistics Fixed(1) Floating(2) Total Amount $ 476,970 $ 13,085 $ 490,055 Percentage 97% 3% 100% W.A. Term Remaining (Yrs) 7.91 4.74 7.82 W.A. Interest Rate (%) 3.82% 3.41% 3.81% $280,000 (5) $260,000 $250,000 $240,000 $220,000 ) s d n $200,000 a s u o $180,000 h T ( $160,000 (4) $140,000 $126,970 (3) $120,000 $113,085 $100,000 2018 2019 2020 2021 2022 2023 2024 2025 2026 2027 2028 (1) Represents the AIG loan of $127.0 million, BofA/KeyBank loan of $250.0 million, and Term Loan of $113.0 million, which includes the effect of an interest rate swap with a total notional amount of $100.0 million. (2) Represents the remaining unhedged balance of the Unsecured Credit Facility. The spread as of September 30, 2018 is 1.25% for the Term Loan and 1.30% for the Revolving Credit Facility. (3) Represents the Term Loan ($113.0 million) and the Revolving Credit Facility ($0.1 million), assuming the one-year extension is exercised upon maturity. As of September 30, 2018, the remaining capacity pursuant to the Unsecured Credit Facility was $214.7 million. (4) Represents the AIG loan. (5) Represents the BofA/ Keybank loan. 10 year interest only, fixed at 4.315%. GRIFFIN CAPITAL 16